NON-RECOURSE ASSIGNMENT OF CASH FLOW NOTE

THIS NON-RECOURSE ASSIGNMENT OF CASH FLOW NOTE ("Assignment") dated as of May 15, 2001, by and between INTERSTATE GENERAL COMPANY, L.P., a Delaware limited partnership (the "Assignor") and INTERSTATE BUSINESS CORPORATION, a Delaware corporation (the "Assignee").

WITNESSETH

WHEREAS, Assignor is the maker of certain promissory notes payable to Assignee and certain affiliates of the assignee, specifically, Insular Properties Limited Partnership, a Delaware limited partnership, Santa Maria Associates, S.E., a Puerto Rico special partnership, and El Monte Properties, S.E., as reflected on the attached schedules (Working Capital Notes);

WHEREAS, Assignor is the holder of that certain Cash Flow Note dated as of May 15, 2000, and made by Land Development Associates, S.E., a Puerto Rico special partnership ("LDA") and payable to Assignor in the principal amount of $7,575,411.30 (the "LDA Note");

WHEREAS, pursuant to that certain Pledge and Security Agreement dated as of March 31, 2000, Assignor, as pledgor, pledged the LDA Note to Assignee, as pledgee, as security for the Working Capital Note (the "Pledge Agreement");

WHEREAS, Assignor now desires to assign the LDA Note to Assignee and Assignee is willing to accept such assignment on the terms and conditions set forth herein below;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      Assignor hereby assigns and transfers the LDA Note to Assignee, or any related entity that the Assignee so designates, subject to the limitations and terms contained in this Assignment. The assignment and transfer made hereby are made without recourse and without warranty except as provided in Paragraph 3 below, and the LDA Note is assigned and transferred "AS IS - WITH ALL FAULTS".

  Assignee hereby accepts the assignment and transfer of the LDA Note subject to Paragraph 1 above, and in consideration therefor, concurrently with the execution hereof, Assignee shall pay and deliver to Assignor the sum of $7,575,411.30, representing the unpaid principal amount due on the LDA Note, (the "Purchase Price"), which sum shall be paid in the form of a credit against the outstanding balance of $7,002,562.05 in unpaid principal and accrued but unpaid interest due on the Working Capital Notes as of the date hereof, plus cash in the amount of $572,849.25.

  AS INDICATED IN PARAGRAPH 1 ABOVE, THE ASSIGNMENT AND TRANSFER OF THE LDA NOTE IS MADE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESSED OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, except that Assignor does represent that it has not previously transferred or assigned the LDA Note, and that there is not currently outstanding any encumbrance on the LDA Note, which has arisen by or through Assignor.

Concurrently with the execution hereof, Assignor shall endorse, without recourse, the original LDA Note and deliver it to Assignee.
  Assignee hereby (a) acknowledges that it is affiliated with Assignor and LDA and has full knowledge of the conditions, financial and otherwise, of Assignor and LDA and of the ability of LDA to pay the LDA Note; and (b) agrees to indemnify, defend and hold Assignor harmless from and against any claims, actions, proceedings, damages, liabilities, costs or expenses (including, without limitation, reasonable attorneys' fees) arising from or in any way relating to amounts advanced to Assignor under the Working Capital Notes to the extent that such advances were funded, either directly or indirectly, by or on behalf of Insular Properties Limited Partnership, a Delaware limited partnership, and/or Santa Maria Associates, S.E., a Puerto Rico special partnership, and/or El Monte Properties, S.E., a Puerto Rico special partnership or any other affiliate of Assignee.

Assignor and Assignee hereby acknowledge and agree that effective upon the date hereof the Pledge Agreement shall automatically terminate and be of no further force or effect.

IN WITNESS WHEREOF, Assignor and Assignee each has caused this Assignment to be executed and delivered as its act and deed.

ATTEST:	ASSIGNOR:

INTERSTATE GENERAL COMPANY L.P.

By: /s/ Mary Louise Sanders	By: Interstate General Management Corporation, Managing General Partner

Title: Secretary
/s/ Paul Dillon Paul Dillon, Vice President / CFO

ASSIGNEE:

INTERSTATE BUSINESS CORPORATION

By: /s/ Mary Louise Sanders	By: Interstate General Management Corporation, Managing General Partner

Title: Secretary
/s/ Paula S. Biggs Paula S. Biggs, Vice President

  STATE OF MARYLAND, COUNTY OF CHARLES to wit:

  I HEREBY CERTIFY that on this 15th day of May, 2001 before me, the undersigned Notary Public of the State of Maryland, in and for the County of Charles, personally appeared PAUL DILLON, known to me to be the VICE PRESIDENT/CFO of INTERSTATE GENERAL MANAGEMENT CORPORATION, Managing General Partner of INTERSTATE GENERAL COMPANY, L.P., who executed the foregoing on behalf of such corporation for the purposes therein contained by signing the name of the corporation by himself as such Vice President / CFO.

  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Mary Louise Sanders Notary Public

My commission expires: 01/01/05

  STATE OF MARYLAND, COUNTY OF CHARLES to wit:

  I HEREBY CERTIFY that on this 15th day of May 2001, before me, the undersigned Notary Public of the State of Maryland, in and for the County of Charles, personally appeared

  PAULA S. BIGGS, known to me to be the VICE PRESIDENT of INTERSTATE BUSINESS CORPORATION, who executed the foregoing on behalf of such corporation for the purposes therein contained by signing the name of the corporation by herself as such Vice President.

  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Mary Louise Sanders Notary Public

My commission expires: 01/01/05